CONTRACT ASSETS, NET (Details 2) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
CONTRACT ASSETS, NET
2017 FMP contract post-installation maintenance fee revenue	$ 201,085	$ 171,035	$ 187,559
Revenue from 2019 FMP "smart campus" contract	332,069	612,359	926,187
2019 FMP contract post-installation maintenance fee revenue	187,800	159,736	0
Total revenue from FMP "smart campus" contracts	$ 720,954	$ 943,130	$ 1,113,746